                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): March 31, 2006

STRUCTURED  ASSET  MORTGAGE  INVESTMENTS  II INC. (as company  under a Pooling and Servicing
Agreement  dated as of March 1, 2006  providing  for, inter alia, the issuance of GreenPoint
Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2)

                   (Exact name of registrant as specified in its charter)

        Delaware                    333-132232                 30-0183252
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     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

            383 Madison Avenue
            New York, New York                              10179
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 (Address of principal executive office)                  (Zip Code)

                                (952) 857-7000
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             (Registrant's telephone number, including area code )

-----------------------------------------N/A------------------------------------
                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.        Other Events.

The  consolidated  financial  statements of the Certificate  Insurer and  subsidiaries as of
December  31,  2005  and  2004 and for each of the  years  in the  three-year  period  ended
December  31,  2005,   prepared  in  accordance  with  U.S.  generally  accepted  accounting principles,  included  in the  Annual  Report on Form 10-K of Ambac  Financial  Group,  Inc.
(which was filed with the Securities and Exchange  Commission  (the  "Commission")  on March
13, 2006;  Commission  File No.  1-10777),  are hereby  incorporated  by reference into this prospectus  supplement and shall be deemed to be a part hereof.  Any statement  contained in a document  incorporated  in this  prospectus  supplement by reference  shall be modified or superseded  for the purposes of this  prospectus  supplement  to the extent that a statement contained in this  prospectus  supplement  by reference  also  modifies or  supersedes  such statement.  Any  statement  so  modified  or  superseded  shall not be deemed,  except as so modified or superseded, to constitute a part of this prospectus supplement.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            23.1  Consent of KPMG Independent Registered Public Accounting Firm of
Ambac Assurance Corporation.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                    (Registrant)

                                    By:/s/ Baron Silverstein
                                       Name: Baron Silverstein
                                       Title:Vice President

Dated:  March 31, 2006

                                        Exhibit 23.1